                                                                   Exhibit 10.10

                               SECURITY AGREEMENT


      THIS SECURITY AGREEMENT (this "Agreement") is made as of the 1st day of May, 2001, by and among L.S. HOLDING, INC., a U.S. Virgin Islands corporation, whose mailing address and principal place of business is 161-B Crown Bay, St. Thomas, U.S. Virgin Islands 00802 ("L.S. Holding"), LITTLE SWITZERLAND, INC., a Delaware corporation, whose mailing address and principal place of business is 161-B Crown Bay, St. Thomas, U.S. Virgin Islands 00802 ("Little Switzerland," and, collectively, with L.S. Holding, the "Debtors") and THE CHASE MANHATTAN BANK, a commercial banking institution, whose mailing address is P.O. Box 309600, St. Thomas, U.S. Virgin Islands 00803 (the "Secured Party").

      WHEREAS, a Security Agreement was executed on May 7, 1999 (the "1999 Security Agreement") by the Debtors and certain additional corporations and foreign entities affiliated with the Debtors in favor of the Secured Party and The Bank of Nova Scotia ("BNS"), pursuant to which UCC-1 Financing Statements were filed with the Office of the Lt. Governor of the U.S. Virgin Islands for the District of St. Thomas and St. John, the Office of the Lt. Governor of the U.S. Virgin Islands for the District of St. Croix, the UCC Central Office of the State of Alaska, the Skagway Recording District of the State of Alaska and the Juneau Recording District of the State of Alaska, over the property described therein;

      WHEREAS, the Debtors and their affiliates has paid to BNS all indebtedness outstanding to BNS, including without limitation all principal, interest, letters of credit, letters of guaranty, charges, attorneys' fees, costs, and any other amounts outstanding to BNS;

      WHEREAS, BNS has executed a Partial Release evidencing its release of the interest of BNS in the liens on the property pledged under the Security Agreement;

      WHEREAS, BNS, the Secured Party, the Debtors and certain corporations affiliated with the Debtors have executed UCC-3 Amendment Statements removing BNS as a secured party thereunder with respect to all UCC-1 Financing Statements filed to perfect the liens on the property pledged under the Security Agreement;

      WHEREAS, the Debtors and the Secured Party have agreed to modify certain terms of the remaining outstanding indebtedness owed by L.S. Wholesale Inc., a Massachusetts corporation ("L.S. Wholesale") to the Secured Party, including the separation and assumption of portions of such indebtedness among certain corporations affiliated with L.S. Wholesale, all as set forth in the

SECURITY AGREEMENT
L.S. HOLDING, INC. AND LITTLE SWITZERLAND, INC., DEBTOR
THE CHASE MANHATTAN BANK, SECURED PARTY
PAGE 2

following documents: (a) Loan Agreement of even date herewith by and among L.S. Wholesale, as borrower, the Secured Party, and Little Switzerland (the "L.S. Wholesale Loan Agreement"); (b) Loan Agreement of even date herewith by and among L.S. Holding, Inc., a U.S. Virgin Islands corporation, as borrower, Secured Party and Little Switzerland (the "L.S. Holding Loan Agreement"); and
(c) Loan Agreement of even date herewith by and among L.S. Holding (USA), Inc., an Alaska corporation, as borrower, the Secured Party and Little Switzerland (the "L.S. USA Loan Agreement," and, collectively with the L.S. Wholesale Loan Agreement and the L.S. Holding Loan Agreement, the "Loan Agreements");

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, and to secure the payment and performance of the obligations of the Debtors under the L.S. Holding Loan Agreement and the Guaranty referenced therein (the "Guaranty"), and further to secure the payment of the indebtedness in the maximum principal amount of $2,950,000.00 evidenced by that certain Revolving Credit Note executed by L.S. Holding of even date herewith, as the same may be hereafter amended, replaced, extended or otherwise modified (collectively, the "Note"), together with interest, charges and other fees thereon, and also to secure any future advances or loans which may be made at the option of the Secured Party (collectively, the "Obligations"), Debtors hereby grant and convey to the Secured Party a security interest in, and pledge to the Secured Party the following assets of Debtors, wheresoever located, whether now owned or hereafter acquired: all of the Debtors' right, title and interest in and to all inventory, and all raw materials, work in process, materials used or consumed in Debtors' business and finished goods, together with all documents covering any such inventory and all general intangibles arising therefrom, and together with all additions, accessions, products and proceeds of any and all of the foregoing (collectively, the "Collateral"). Debtors will promptly deliver to the Secured Party, when so requested, duly endorsed when necessary, all chattel paper, documents, instruments and related guarantees constituting part of the Collateral, whether on hand or hereafter received by Debtor. The parties further agree as follows:

      1. WARRANTIES AND COVENANTS OF DEBTORS. Debtors warrant, covenant and agree as follows:

SECURITY AGREEMENT
L.S. HOLDING, INC. AND LITTLE SWITZERLAND, INC., DEBTOR
THE CHASE MANHATTAN BANK, SECURED PARTY
PAGE 3

      (a) To pay and perform all of the Obligations secured by this Agreement according to their terms, specifically including, but not limited to, the Note, the Guaranty and the L.S. Holding Loan Agreement, and to comply with all terms and conditions of the L.S. Holding Loan Agreement and documents referenced therein or executed in connection therewith.

      (b) To defend the title of the Collateral against all persons and against all material claims and demands whatsoever, which Collateral, except for the security interest granted hereby, is lawfully owned by the Debtors and is now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes and assessments except as may be set forth in SCHEDULE A attached hereto made a part hereof or as may be otherwise approved in writing by the Secured Party (the "Permitted Liens").

      (c) On demand from the Secured Party to do the following: furnish further assurance of title, execute any written agreement, or do any other acts as may be reasonable to effectuate the purposes and provisions of this Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Party in the Collateral and pay all costs of filing in connection therewith.

      (d) To keep the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments other than the Permitted Liens.

      (e) To pay, when due, all taxes, assessments and license fees relating to the Collateral; except where the Debtors are contesting in good faith any such tax, assessment or fee so long as such contest does not expose the Collateral to a material risk of seizure, forfeit or other material loss.

      (f) Except in the regular and ordinary course of the Debtors' business or as specifically otherwise provided in the L.S. Holding Loan Agreement, to retain possession of the Collateral during the existence of this Agreement and, not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of same without the written consent of the Secured Party.

      (g) To keep the Collateral at the Debtors' business addresses shown on SCHEDULE B attached hereto and made a part hereof and not to remove same (except in the usual course of business or as specifically provided in the L.S. Holding Loan Agreement) without the prior written consent of the Secured Party.

SECURITY AGREEMENT
L.S. HOLDING, INC. AND LITTLE SWITZERLAND, INC., DEBTOR
THE CHASE MANHATTAN BANK, SECURED PARTY
PAGE 4

      (h) To keep the Collateral, at Debtors' own cost and expense, in good repair and condition and not to misuse, abuse, waste or allow to deteriorate except for normal wear and tear and to allow the Secured Party access at any reasonable time upon reasonable notice to inspect the Collateral and the Debtors' books and records pertaining thereto.

      (i) To keep the Collateral insured against loss by fire, theft and other hazards (including extended coverage) consistent with Sections 4.12 and 7.8 of the L.S. Holding Loan Agreement. Policies shall be in such form and amounts and with such companies as are consistent with Sections 4.12 and 7.8 of the L.S. Holding Loan Agreement and shall name the Secured Party as additional loss payee. Policies shall be obtained from responsible insurers consistent with Sections 4.12 and 7.8 of the L.S. Holding Loan Agreement and authorized to do business in the jurisdiction(s) in which the Collateral is located. Certificates of insurance or policies shall be deposited with the Secured Party, who is authorized upon reasonable notice to L.S. Holding, but under no duty, to obtain such insurance upon failure of any of the Debtors to do so. Each of the Debtors shall give immediate written notice to the Secured Party and to insurers of material loss or damage to the Collateral and shall promptly file proof of loss with insurers. Upon the occurrence and continuation of an Event of Default (as defined in the L.S. Holding Loan Agreement), each of the Debtors hereby appoints the Secured Party the attorney in fact for each Debtor in obtaining, adjusting and canceling any such insurance and endorsing settlement drafts and hereby assigns to the Secured Party all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the Obligations.

      (j) To immediately notify the Secured Party in writing of any change in or discontinuance of any of Debtors' places of business.

      2. SEPARATE INSTRUMENTS; CONTINUATION OF LIEN. Each of the L.S. Holding Loan Agreement and the Note is a separate instrument and may be negotiated by the Secured Party pursuant to the terms thereof without releasing the Debtors, the Collateral, or any guarantor or co-maker. Debtors consent to any extension of time of payment or other modification. With respect to the Debtors and their Collateral, this Agreement constitutes a continuation of the security interest granted to the Secured Party in the Collateral by the 1999 Security Agreement. All

SECURITY AGREEMENT
L.S. HOLDING, INC. AND LITTLE SWITZERLAND, INC., DEBTOR
THE CHASE MANHATTAN BANK, SECURED PARTY
PAGE 5

rights, remedies, titles, liens and equities evidenced by the 1999 Security Agreement with respect to the Collateral, as the same are perfected, are hereby acknowledged by the Debtors to be valid and subsisting and are hereby recognized, reaffirmed and continued in full force and effect to secure the payment of the Note and the performance and discharge of the obligations of the Debtors to the Secured Party under the L.S. Holding Loan Agreement and the Security Instruments referenced therein.

      3. AUTHORITY. Each of the Debtors has the requisite corporate power and authority, and has completed all proceedings and obtained all approvals and consents necessary to execute, deliver, and perform this Agreement and the transactions contemplated hereby. Each of the Debtors has provided such certified copies and original documents as the Secured Party has reasonably required as evidence of the Debtor's organizational structure and existence, good standing, registered trade names, ownership, powers and authorization of signatories and other officers and agents.

      4. NO WAIVER. Waiver of or acquiescence in any default by any of the Debtors, or failure of the Secured Party to insist upon strict performance by any of the Debtors of any warranties or agreements in this Agreement, the Note, the Guaranty or the L.S. Holding Loan Agreement, shall not constitute a waiver of any subsequent or other default or failure.

      5. ENTIRE AGREEMENT; SEVERABILITY. This Agreement, together with the L.S. Holding Loan Agreement and the documents referenced therein, constitute the entire security agreement between the Secured Party and the Debtors. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

      6. DEFAULT. The following shall constitute a default by Debtors:

         (a) The occurrence of an Event of Default under any of the Loan Agreements;

         (b) Subjection of any part of the Collateral to levy of execution or other judicial process, which is not released or discharged within thirty (30) days; or
         (c) Failure by the Debtor to comply with any term or condition of this Agreement, which failure shall continue for thirty (30) days after notice thereof from the Secured Party to L.S.

SECURITY AGREEMENT
L.S. HOLDING, INC. AND LITTLE SWITZERLAND, INC., DEBTOR
THE CHASE MANHATTAN BANK, SECURED PARTY
PAGE 6

Holding.

      7. REMEDIES. Upon any Event of Default, and at the option of the Secured Party, the Obligations shall become due and payable in full in accordance with the terms and provisions of the L.S. Holding Loan Agreement and the Note, and the Secured Party shall have all the rights, remedies and privileges with respect to retention and sale of the Collateral and disposition of the proceeds as are accorded to a secured party by the applicable sections of the Virgin Islands Uniform Commercial Code respecting "Default." At such time, any proceeds of the Collateral, when collected by the Debtors, whether consisting of cash, checks, notes, drafts, money orders, commercial paper of any kind whatsoever, or other documents received in payment of the Collateral shall be promptly remitted by the Debtors to the Secured Party, in precisely the form received, except for endorsement by the Debtors when required. Such proceeds until remitted to the Secured Party as aforesaid, shall be held in trust by the Debtors for, and as the property of, the Secured Party and shall not be commingled with other funds, money or property; the Secured Party shall apply in the Secured Party's absolute discretion all collections received by it on the Collateral toward the payment of any of the Obligations.

      Upon any default, the Secured Party's reasonable attorneys' fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the Collateral shall be chargeable to the Debtors.

      L.S. Holding and any other obligors under the Note or the Guaranty shall remain liable for any deficiency resulting from a sale of the Collateral and shall pay any such deficiency forthwith on demand.

      If any of the Debtors shall default in the performance of any of the provisions of this Agreement on such Debtor's part to be performed, the Secured Party may perform same for such Debtor's account and any moneys expended in so doing shall be chargeable with interest to the Debtors and added to and made a part of the Obligations.

      In conjunction with, addition to or substitution for those rights, the Secured Party, at its discretion, may: (1) enter upon Debtors' premises peaceably by the Secured Party's own means or with legal process and take possession of the Collateral, or render it unusable, or dispose of the

SECURITY AGREEMENT
L.S. HOLDING, INC. AND LITTLE SWITZERLAND, INC., DEBTOR
THE CHASE MANHATTAN BANK, SECURED PARTY
PAGE 7


Collateral on the Debtors' premises and the Debtors agree not to resist or interfere; (2) require Debtors to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party, reasonably convenient to both parties; (3) unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on the recognized market, the Secured Party will give Debtors reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice will be met if such notice is given, as provided in Section 13 hereof, at least ten (10) business days before the time of sale or disposition.

      8. ASSIGNMENT. The Secured Party may assign its interest under this Agreement and if assigned the assignee shall be entitled, upon notifying the Debtors and subject to the terms of the L.S. Holding Loan Agreement, to performance of all of Debtors' agreements hereunder and the assignee shall be entitled to all of the rights and remedies of a Secured Party hereunder and shall be subject to the terms of the L.S. Holding Loan Agreement.

      9. CUMULATIVE RIGHTS. The rights, powers and remedies of the Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to the Secured Party by virtue of any statute or rule of law, the Note, the Guaranty, the L.S. Holding Loan Agreement or any other instrument, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Secured Party's security interest in the Collateral.

      10. FINANCING STATEMENTS. Upon notice to L.S. Holding, the Secured Party is hereby authorized to file Financing Statements or amendments thereto without the signature of the Debtors with respect to any of the Collateral in any jurisdiction in which such Collateral is regularly located and the expense of any such filing shall be the responsibility of, and immediately reimbursed by, the Debtors; provided, however, that the failure of the Secured Party to provide notice to L.S. Holding or any alleged deficiency of such notice shall not affect the validity or enforceability of the Secured Party's security interest in the Collateral or the perfection of such security interest.

      11. OBLIGATIONS OF DEBTORS. The term "Debtors" shall mean all and each and any of them, and their obligations and agreements hereunder shall be joint and several except that

SECURITY AGREEMENT
L.S. HOLDING, INC. AND LITTLE SWITZERLAND, INC., DEBTOR
THE CHASE MANHATTAN BANK, SECURED PARTY
PAGE 8

the obligations concerning such part of the Collateral in the possession or control of each Debtor or in which such Debtor otherwise has an interest are specific to such Debtor and are independent of the obligations of any other Debtor, and this Agreement may be enforced against any Debtor and any remedy hereunder at law or at equity may be exercised against any Debtor, without joining any other Debtor in such enforcement action or proceeding or exercise of remedy.

      12. COUNTERPARTS. This Agreement may be signed in one or more counterparts by the parties hereto and upon the execution of this Agreement by all parties in any one or more counterparts and, upon attachment of all necessary signature pages to a copy of this instrument, it shall be deemed to be one instrument for all purposes. This Agreement may be executed by facsimile signature, which shall be deemed an original.

      13. NOTICE. All notices and other communications required under this Agreement shall be in writing and hand delivered or mailed by first class registered mail or certified mail, postage prepaid, return receipt requested, or delivered by overnight courier, addressed as set forth above in this Agreement (or at such other address as such party shall have furnished to the other party in writing); provided, however, that notices or other communications to all or any of the Debtors shall be sent to said Debtor(s) addressed in care of L.S. Holding.

      14. CHOICE OF LAW; VENUE. In all respects, including without limitation, matters of construction and performance of this Agreement and the obligations arising hereunder, this Agreement shall be governed by, and construed in accordance with, the laws of the U.S. Virgin Islands. Any legal action or proceeding with respect to this Agreement, the Note, the Guaranty, the L.S. Holding Loan Agreement or any other agreement executed in connection therewith may be brought in the courts of the U.S. Virgin Islands (including, without limitation, the Federal District Court for the District of the U.S. Virgin Islands), and by execution and delivery of this Agreement, the Debtors consent, for themselves and in respect of their respective property, to the non-exclusive jurisdiction of those courts. Each of the Debtors irrevocably waives any objection, including any objection to the laying of venue and any objection based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any other agreement executed in connection therewith. Each of the

SECURITY AGREEMENT
L.S. HOLDING, INC. AND LITTLE SWITZERLAND, INC., DEBTOR
THE CHASE MANHATTAN BANK, SECURED PARTY
PAGE 9

Debtors waives personal service of any summons, complaint or other process, which may be made by any other means permitted by U.S. Virgin Islands law.

      This Section shall not be deemed to preclude any party from filing any such action, suit or proceeding in any other appropriate forum if the courts of the U.S. Virgin Islands decline jurisdiction.

      15. WAIVER OF RIGHT TO TRIAL BY JURY. EACH DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY WITH RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE, THE GUARANTY, THE L.S. HOLDING LOAN AGREEMENT AND ANY AGREEMENT EXECUTED IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY'S ACCEPTANCE OF THIS AGREEMENT AND THE L.S. HOLDING LOAN AGREEMENT. FURTHER, THE DEBTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF THE SECURED PARTY, NOR THE COUNSEL OF THE SECURED PARTY, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTY WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE SECURED PARTY NOR THE COUNSEL OF THE SECURED PARTY HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

      16. EXPENSES. The Debtors, jointly and severally, agree to pay all reasonable expenses (including legal expenses and attorneys' fees) payable in connection with the execution and delivery of this Agreement and the L.S. Holding Loan Agreement, as well as all reasonable expenses (including legal expenses and attorneys' fees) of every kind incidental to the collection or enforcement of this Agreement and the L.S. Holding Loan Agreement; and the Debtors, jointly and severally, shall indemnify the Secured Party against all reasonable claims for such fees, charges and

SECURITY AGREEMENT
L.S. HOLDING, INC. AND LITTLE SWITZERLAND, INC., DEBTOR
THE CHASE MANHATTAN BANK, SECURED PARTY
PAGE 10

commissions arising in connection with the transaction contemplated by this Agreement and the L.S. Holding Loan Agreement, excluding any gross negligence or willful misconduct by the Secured Party or its representatives or agents acting in the course and scope of this Agreement or the L.S. Holding Loan Agreement.

      17. TRADE NAMES; PLACES OF BUSINESS; COLLATERAL; RECORDS. Each Debtor represents that its principal place of business is set forth on SCHEDULE B hereto; that the additional business location(s) and trade name(s) set forth next to each Debtor on SCHEDULE B hereto constitute the only additional business location(s) and trade name(s) used by Debtors; and that, except as otherwise disclosed to the Secured Party in writing prior to the date hereof, the Collateral of each Debtor is located at each Debtor's principal place of business or at its additional business locations(s), if any, and each Debtor's records concerning the Collateral are located at each Debtor's principal place of business or at the principal place of business of L.S. Holding.

      18. MISCELLANEOUS. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Debtors hereunder shall be binding upon their successors and assigns. The gender and number used in this Agreement are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural. This Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

SECURITY AGREEMENT
L.S. HOLDING, INC. AND LITTLE SWITZERLAND, INC., DEBTOR
THE CHASE MANHATTAN BANK, SECURED PARTY
PAGE 11

      IN WITNESS WHEREOF, the parties have respectively signed these presents the day and year first above written.

                            DEBTORS:

                                     L.S. HOLDING, INC.


                                 By:
                                     -------------------------------------
                                     ------------------------, -----------
                                                                          (SEAL)

                             Attest:
                                     -------------------------------------
                                     ------------------------, Secretary

                                     LITTLE SWITZERLAND, INC.


                                 By:
                                     -------------------------------------
                                     ------------------------, -----------
                                                                          (SEAL)

                             Attest:
                                     -------------------------------------
                                     ------------------------, Secretary

                      SECURED PARTY:

                                     THE CHASE MANHATTAN BANK


                                 By:
                                     -------------------------------------
                                     ------------------------, -----------

                                   SCHEDULE A

                                 PERMITTED LIENS

(a) liens, mortgages or encumbrances in favor of Tiffany and Company and subordinate to the liens, mortgages and encumbrances of the Lender;

(b) liens for taxes, assessments and other governmental charges or levies not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested diligently and in good faith by appropriate proceedings;

(c) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than ninety (90) days or (ii) which are being contested diligently and in good faith by appropriate proceedings;

(d) liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation; and

(e) liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary conduct of business.

                                   SCHEDULE B

                   DEBTORS' PLACES OF BUSINESS AND TRADENAMES

L.S. HOLDING, INC.

                  PRINCIPAL PLACE OF BUSINESS:                161-B Crown Bay
                                                              P.O. Box 930
                                                              St. Thomas, U.S. Virgin Islands 00804

                  OTHER BUSINESS LOCATIONS:                   none

                  TRADENAMES:                                 Little Switzerland

LITTLE SWITZERLAND, INC.

                  PRINCIPAL PLACE OF BUSINESS:                161-B Crown Bay
                                                              P.O. Box 930
                                                              St. Thomas, USVI   00804

                  OTHER BUSINESS LOCATIONS:                   none

                  TRADENAMES:                                 L.S. Holding, Inc.
                                                              L.S. Wholesale, Inc.